UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

Radium Ventures Inc.
(Exact name of Registrant as specified in its Charter)

Nevada
(State or other Jurisdiction of Incorporation)

000-50122		98-0372720
(Commission File Number)		(I.R.S. Employer Identification Number)

28202 Cabot Road; Ste 300 Laguna Niguel, California		92677
(Address of Principal Executive Offices)		(Zip Code)

(949) 365-5655
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (See General Instruction 1.2 below.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Bylaws

At a meeting held on June 15, 2005, the Board of Directors of Radium Ventures Inc. (the “Corporation”), acting pursuant to Article X.02 of the Bylaws, unanimously amended the Bylaws of the Corporation to allow the shareholders of the Corporation to take corporate actions by written consent of a majority of the voting power of the Corporation. Previously, Article III of the Bylaws required the unanimous written consent of all of the shareholders of the Corporation to take action by written consent. The revised and restated Article III of the Bylaws of the Corporation is attached hereto as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Amended Article III of the Bylaws of Radium Ventures Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUM VENTURES INC.

Date: June 15, 2005	By:	/s/ CHARLES PRAST
Charles Prast, Chief Executive Officer